EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Stage Stores, Inc., a Nevada corporation (the "Company"), in connection with the registration by the Company of the sale of shares of common stock, $0.01 par value, under the Company's 2001 Equity Incentive Plan hereby constitutes and appoints James Scarborough and Michael McCreery, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission on the Company's registration Statement of Form S-8 (or other appropriate form) together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, might lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 28th day of February, 2002.

/s/ Glenn August                                                                                                                 /s/ Scott Davido
By:  Glenn August, Director                                                                                                By:  Scott Davido, Director

/s/ Alan Gilman                                                                                                                    /s/ Michael Glazer
By:  Alan Gilman, Director                                                                                                   By:  Michael Glazer, Director

/s/ John Mentzer                                                                                                                   /s/ Walter Salmon
By:  John Mentzer, Director                                                                                                  By:  Walter Salmon, Director

/s/ Ronald Wuensch
By:  Ronald Wuensch, Director